Provisions	12 Months Ended
Dec. 31, 2025
Other Provisions, Contingent Liabilities And Contingent Assets [Abstract]
Provisions	Provisions

(in millions €)	December 31, 2025	December 31, 2024
Contractual disputes / settlements	58.6	85.7
Obligations from onerous contracts	51.8	56.6
Restructuring	39.1	—
Other	31.3	23.4
Total	180.8	165.7
Total current	145.3	144.8
Total non-current	35.5	20.9
Certain prior period amounts have been reclassified to conform to current period presentation.
As of December 31, 2025, our current provisions included €58.6 million in contractual disputes mainly related to collaborators regarding, among other things, the interpretation of each party’s obligations or the amounts payable under the respective agreements. The decrease compared to December 31, 2024 results mainly from consumption which exceeds additions from further progress of the collaboration efforts.
As of December 31, 2025, our current provisions included €51.8 million (€56.6 million as of December 31, 2024)
of obligations from onerous contracts, primarily relating to production capacities derived from contracts with contract manufacturing organizations, or CMOs, that became redundant. The change of €4.8 million compared to December 31, 2024 related entirely to consumption.
As of December 31, 2025, our current and non-current provisions included €39.1 million (nil as of December 31,
2024) of obligations from restructuring due to pipeline prioritization. The change is mainly related to additions.
The group expects to settle the majority of the provision within the next two years.
As of December 31, 2025, our current and non-current provisions included €31.3 million in other obligations mainly comprising employee related obligations such as social security costs related to share based payment programs as well as inventor remunerations and obligations for dismantling/removing. The change of €7.9 million compared to December 31, 2024, related mainly to additions which exceeded the consumption of the provision.